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                                                   FILED PURSUANT TO RULE 497(e)
                                                              FILE NO. 333-47394

                             SCUDDER WEISEL CAPITAL
                               ENTREPRENEURS FUND
                20,000,000 CLASS A SHARES OF BENEFICIAL INTEREST

                     SUPPLEMENT DATED MARCH 7, 2001 TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 23, 2001

     This Supplement updates certain information in the Fund's Statement of Additional Information. You may obtain a copy of the Fund's Statement of Additional Information, as supplemented, without charge by writing to Scudder Weisel Capital Entrepreneurs Fund, Scudder Weisel Capital LLC, PO Box 509072, San Diego, CA 92150-9072. The telephone number of the Fund is 1-866-SWC-EDGE (1-866-792-3343).

     For purposes of this Supplement, the "Fund" means Scudder Weisel Capital Entrepreneurs Fund; "Scudder Weisel" means Scudder Weisel Capital LLC, the Fund's investment manager and distributor; and "Investment Adviser" means Whitney Holdings LLC, the Fund's investment adviser. Other capitalized terms that are not defined herein have the same meaning as provided in the Fund's Statement of Additional Information dated January 23, 2001.

1. The following text shall be inserted as a new section titled "PERFORMANCE INFORMATION" on page 18 of the Statement of Additional Information, to immediately follow the section titled "Code of Ethics":

                              PERFORMANCE INFORMATION

          From time to time, the Fund, or Scudder Weisel on behalf of the Fund, may advertise or communicate information to present or prospective shareholders relating to the Fund's performance. In discussing its performance, the Fund may quote annual total return and aggregate total return performance data for specified periods of time. Total return quotations for specified periods are computed by determining the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) by which the initial amount invested would equal the value of the investment at the end of the period.

          The quotation of the Fund's total return may show percentage rates reflecting the average annual change in the value of an assumed initial investment of $25,000 assuming the investment has been held for periods of one year, five years, ten years, and/or since inception, as of a stated
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     ending date. If a one-year, five-year or ten-year period has not yet elapsed, data may be provided as of the end of a period corresponding to the life of the Fund.

          Other performance data also may be provided, showing a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation), and quoted for the same periods as or different periods than the one-year, five-year and ten-year periods described above. Such performance data may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for a specified period of time. Average annual total return refers to the compound rate of return of an investment in the Fund. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance.

          All total return figures reflect the deduction of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. As the Fund's shares were first offered to the public in January 2001, the Fund's average annual return for any one-year, five-year or ten-year period is not available at this time.

          The Fund may, in advertisements or information furnished to present or prospective shareholders, discuss its performance in comparison to the performance of its peers, and any ratings or rankings of the Fund produced by independent third parties, such as Lipper Inc. or Morningstar, Inc. In connection with its performance discussions, the Fund may also cite for comparative purposes the performance of various market indices produced by third parties, such as the Standard & Poor's 500, the Russell 2000 or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds), such as Hedge Fund Research Inc.'s HFRI Equity Hedge Index or Venture Economics' Private Equity Performance Index. The Fund may discuss the performance of certain of its asset classes or investment strategies in relation to the performance of market indices. The Fund may also discuss general economic factors and trends that may affect its performance or investment program, including the views of financial analysts and journalists that may appear in financial publications, such as The Wall Street Journal or Barron's.

          The Fund may discuss information concerning current or historical economic conditions, including inflation rates, and tax and fiscal policy issues that relate to investing in general or an investment in the Fund. The Fund may discuss the types of investors for whom an investment in the Fund may be appropriate and the categories of investors who have historically invested in the types of investments in which the Fund intends
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     to invest. The Fund may communicate information about Scudder Weisel, the
     Investment Adviser, or any of their respective affiliates, including information regarding the investment experience of each, assets under management of each, and the history of each.

     2. The following text shall be inserted as a new paragraph titled "CALCULATION OF FEES" on page 23 of the Statement of Additional Information, to immediately precede the section titled "Legal Counsel":

                                  CALCULATION OF FEES

          If, consistent with the provisions of the Fund's Declaration of Trust, By-Laws, and currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's net asset value, such fee will be computed on the basis of the value of the Fund's net assets as last calculated.

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